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                                                                   EXHIBIT 10.59


Synthelabo

                                                               January  14, 1997


David B. McWilliams
TEXAS BIOTECHNOLOGY CORPORATION
7000 Fannin, Suite 1920
Houston, Texas 77030

                                                                   (VIA COURIER)


re: License and Research Development Agreement dated October 11, 1994


Dear David,

I refer to the License and Research Development Agreement between Texas Biotechnology Corporation ("TBC") and Synthelabo S.A. ("Synthelabo") dated October 11, 1994, as amended (hereinafter the "Research Agreement"). Any capitalized terms not defined herein shall have the meanings attributed to them in the Research Agreement.

This letter will serve as the agreement of TBC and Synthelabo to amend the provisions of Section 4.2(c) of the Research Agreement by deleting the requirement that Synthelabo make research payments of $750,000 on each of January 31, April 30, July 31 and October 31, 1997. TBC further agrees that the last research payment which has been made by Synthelabo in the amount of $750,000 for the quarter ended January 31, 1997 fully satisfies any and all obligations of Synthelabo to make any research payments under Section 4.2(c) of the Research Agreement.

TBC and Synthelabo further agree that Section 3.1 of the Research Agreement is amended by deleting the third and fourth sentences of Section 3.1, and inserting in lieu thereof the following: "TBC shall conduct the research relating to the FGF Program in a manner reflecting the reduced research payments provided by Synthelabo, which research will be conducted by approximately four scientists working on a full-time basis.

Additionally, TBC and Synthelabo agree that the third sentence of Section 10.2 of the Research Agreement is amended to provide that the date of October 15, 1996 set forth therein is hereby changed to October 15, 1997.

Except as set forth in this letter agreement and any prior amendments, the Research Agreement otherwise remains in full force and effect.
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If the above accurately reflects your agreement please execute the two originals of this letter and return one to the undersigned.




SYNTHELABO

By: Marc Guyader, Ph.D.
    ---------------------------------------

Title: Executive Vice President
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Date:  January 16, 1996
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                                        Accepted and Agreed to:

                                        TEXAS BIOTECHNOLOGY CORPORATION

                                        By:  /s/ David B. McWilliams
                                             -----------------------------------

                                        Title:  President
                                                --------------------------------

                                        Date:   02/19/97
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